Exhibit 99.1

FB FINANCIAL CORPORATION ANNOUNCES COMPLETION OF

FIRSTBANK’S $100 MILLION SUBORDINATED NOTES OFFERING

Company Release - 08/31/2020

NASHVILLE, Tenn.— (BUSINESS WIRE) — FB Financial Corporation (NYSE: FBK) (“FB Financial”), parent company of FirstBank, today announced the completion of FirstBank’s private placement of $100 million of its 4.50% fixed-to-floating rate subordinated notes due 2030 (the “Notes”) to certain qualified institutional buyers and institutional accredited investors (the “Private Placement”). FirstBank intends to use the net proceeds from the Private Placement for general corporate purposes.

The Notes have been structured to qualify as Tier 2 capital for FirstBank for regulatory capital purposes. The Notes are unsecured and have a ten-year term, maturing September 1, 2030, and will bear interest at a fixed annual rate of 4.50%, payable semi-annually in arrears, for the first five years of the term. Thereafter, the interest rate will reset quarterly to an interest rate per annum equal to then current three-month Secured Overnight Financing Rate (“Three-Month SOFR”), plus a spread of 439 basis points, payable quarterly in arrears, provided, however, that, in the event the Three-Month SOFR is less than zero, the Three-Month SOFR shall be deemed to be zero. As provided in the Notes, under specified conditions, the interest rate on the Notes during the Floating Rate Period may be determined based upon a rate other than Three-Month SOFR. FirstBank is entitled to redeem the Notes, in whole or in part, on any interest payment date on or after September 1, 2025, and to redeem the Notes at any time in whole upon certain other specified events. The Kroll Bond Rating Agency assigned an investment grade rating of BBB to the Notes.

President and Chief Executive Officer, Christopher T. Holmes stated, “We are pleased with the additional capital cushion that this offering provides us. The favorable terms reflect the strength of FirstBank’s balance sheet and operating results. With the closing of the Franklin transaction and this capital on the balance sheet, we feel that we are well positioned for the future.”

Piper Sandler & Co. served as the lead placement agent and U.S. Bancorp Investments, Inc. and Stephens Inc. served as the co-placement agents for the Private Placement. Waller Lansden Dortch & Davis, LLP served as legal counsel to FirstBank and Nelson Mullins Riley & Scarborough LLP served as legal counsel to the placement agents.

ABOUT FB FINANCIAL CORPORATION

FB Financial Corporation (NYSE: FBK) is a bank holding company headquartered in Nashville, Tennessee. FB Financial operates through its wholly owned banking subsidiary, FirstBank, the third largest Tennessee-headquartered bank, with 87 full-service bank branches across Tennessee, South Central Kentucky, North Alabama and North Georgia and a national mortgage business with offices across the Southeast. FirstBank serves five of the largest metropolitan markets in Tennessee and has approximately $11.0 billion in assets.

NO OFFER OR SOLICITATION

This press release shall not constitute an offer to sell, a solicitation of an offer to sell, or the solicitation or an offer to buy any securities, including the Notes. The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), any state securities laws or any other applicable securities laws and were offered pursuant to the exemption from registration provided by Section 3(a)(2) of the Securities Act. The Notes are not savings or deposit accounts and are not insured by the Federal Deposit Insurance Corporation (the “FDIC”) or by any other government agency.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, without limitation, statements regarding FB Financial’s future plans, results, strategies and expectations and certain matters pertaining to the Private Placement of the Notes, including the use of proceeds therefrom. These statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “projection,” and other variations of such words and phrases and similar expressions.

These forward-looking statements are not historical facts, and are based upon current expectations, estimates, and projections, many of which, by their nature, are inherently uncertain and beyond FB Financial’s control. The inclusion of these forward-looking statements should not be regarded as a representation by FB Financial or any other person that such expectations, estimates, and projections will be achieved. Accordingly, FB Financial cautions shareholders and investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict. Although FB Financial believes that the expectations reflected in these forward-looking statements are reasonable as of the date of this press release, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements including, without limitation, (1) current and future economic conditions, including the effects of declines in housing and commercial real estate prices, high unemployment rates, and any slowdown in economic growth in the local or regional economies in which FB Financial operates and/or the U.S. economy generally, (2) the effects of the COVID-19 pandemic, including the magnitude and duration of the pandemic and its impact on general economic and financial market conditions and on FB Financial’s business and FB Financial customers’ businesses, results of operations, asset quality and financial condition, (3) changes in government interest rate policies, (4) FB Financial’s ability to effectively manage problem credits, (5) the risk that the cost savings and any revenue synergies from recently completed mergers or another acquisition may not be realized or may take longer than anticipated to be realized, (6) disruption from recently completed mergers with customer, supplier, or employee relationships, (7) the possibility that the costs, fees, expenses, and charges related to recently completed mergers may be greater than anticipated, including as a result of unexpected or unknown factors, events, or liabilities, (8) the risks related to the integrations of the combined businesses following recently completed mergers, including the risk that the integrations will be materially delayed or will be more costly or difficult than expected, (9) the diversion of management time on issues related to recently completed mergers, (10) the ability of FB Financial to effectively manage the larger and more complex operations of the combined company following recently completed mergers, (11) the risks associated with FB Financial’s pursuit of future acquisitions, (12) reputational risk and the reaction of the parties’ respective customers to recently completed mergers, (13) FB Financial’s ability to successfully execute its various business strategies, including its ability to execute on potential acquisition opportunities, (14) the risk of potential litigation or regulatory action related to recently completed mergers, (15) general competitive, economic, political, and market conditions and (16) the failure to obtain any necessary regulatory approvals from the FDIC or the Commissioner of the Tennessee Department of Financial Institutions when expected or at all with respect to redemption or repayment of the Notes.

Additional information regarding FB Financial and factors that could affect the forward-looking statements contained herein can be found in FB Financial’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020, and its other filings with the SEC. Many of these factors are beyond FB Financial’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this press release, and FB Financial undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for FB Financial to predict their occurrence or how they will affect the company. FB Financial qualifies all forward-looking statements by these cautionary statements.

MEDIA CONTACT:

Jeanie M. Rittenberry

615-313-8328

jrittenberry@firstbankonline.com

www.firstbankonline.com

FINANCIAL CONTACT:

Robert Hoehn

615-564-1212

rhoehn@firstbankonline.com

investorrelations@firstbankonline.com